                                                                Exhibit 10.10.4



                                        (above space reserved for recording)
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This instrument prepared by and upon recording should be                   Cross-reference to document recorded at:
returned to:
                                                                                               Book 30621, Page 516
Burr & Forman LLP                                                                    Fulton County, Georgia records
One Georgia Center, Suite 1200
600 West Peachtree Street
Atlanta, Georgia   30308
Attention: Lori H. Whitfield, Esq.
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

                                FIRST AMENDMENT
                TO SECURITY INSTRUMENT AND OTHER LOAN DOCUMENTS

                  THIS FIRST AMENDMENT TO SECURITY INSTRUMENT AND OTHER LOAN DOCUMENTS (this "AMENDMENT") is entered into on this 25th day of June, 2002, by and among ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership ("BORROWER"), ROBERTS REALTY INVESTORS, INC., a Georgia corporation ("GUARANTOR"), and SOUTHTRUST BANK, an Alabama banking corporation ("LENDER").

                                   Recitals:

                  Borrower is indebted to Lender for a loan in the maximum principal amount of $3,000,000.00 (the "LOAN") as evidenced by a Promissory Note dated June 28, 2001, payable by Borrower to the order of Lender (the "NOTE"). The Note is secured by, among other things, a Deed to Secure Debt, Assignment of Leases and Rents, and Security Agreement dated June 28, 2001, from Borrower to Lender, which is recorded in the real estate records of Fulton County, Georgia, in Deed Book 30621 at Page 516 (the "SECURITY INSTRUMENT"). The Loan is guaranteed by Guarantor pursuant to a Guaranty Agreement dated June 28, 2001 (the "GUARANTY AGREEMENT").

                  Borrower, with the consent of Guarantor has requested that Lender extend the Maturity Date (as defined in the Note) of the Loan to July 10, 2003. Lender has granted Borrower's request subject to certain terms and conditions. The parties named above have entered into this Amendment for the purposes of evidencing their agreement, or granting their consent, pertaining to the extension of the Maturity Date of the Loan.


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NOTE TO RECORDER: THE AMENDED NOTE SECURED BY THE SECURITY INSTRUMENT DESCRIBED
HEREIN MATURES NOT LATER THAN JULY 10, 2003, AND THEREFORE NO INTANGIBLES TAX
IS DUE UPON THE RECORDATION OF THIS AMENDMENT.


       First Amendment to Security Instrument and Other Loan Documents - Page 1
                                           Roberts Properties Residential, L.P.

                  NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used, but not defined, in this Amendment shall have the meanings ascribed to them in the Security Instrument.

         2. Amendments to Security Instrument. Borrower, Guarantor and Lender agree that the Security Instrument is hereby amended as follows:

                  (a) The date "July 10, 2002" on page one (1) of the Security Instrument is hereby deleted in its entirety and replaced with the date "July 10, 2003", reflecting that the date on which the final installment is due under the Note has been extended to July 10, 2003.

                  (b) All references to the "Note" in the Security Instrument shall hereafter refer to the Note as amended by the Allonge (as defined herein), as the same may hereafter be amended, extended, supplemented, replaced, or restated pursuant to the applicable provisions thereof.

         3. Amendments to Other Loan Documents. Borrower, Guarantor, and Lender agree that the other Loan Documents (with the exception of the Security Instrument and the Note, which are being separately amended hereby or by the Allonge) are hereby amended and supplemented in the following respects:

                  (a) All references to the Security Instrument in the other Loan Documents shall hereafter refer to the Security Instrument as amended hereby, and as the same may hereafter be amended, extended, supplemented, replaced, or restated pursuant to the applicable provisions thereof.

                  (b) All references to the "Note" in the other Loan Documents shall hereafter refer to the Note as amended by the Allonge, and as the same may hereafter be amended, extended, supplemented, replaced, or restated pursuant to the applicable provisions thereof.

         4. Conditions Precedent. This Amendment shall not be effective unless and until each of the following conditions precedent are satisfied (as determined by Lender in its discretion) or are waived by Lender in its discretion:

                  (a) To further evidence the extension of the Loan, Borrower shall have duly executed and delivered to Lender, in form and content satisfactory to Lender, an allonge to the Note (the "ALLONGE"), pursuant to which the Note is amended consistent with the terms of this Amendment and is otherwise amended as set forth in such Allonge;

                  (b) Borrower shall have paid Lender a fee in the amount of $11,250.00, and Borrower shall have paid or reimbursed Lender for all expenses incurred by Lender in connection with the negotiation, preparation, execution, and

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       First Amendment to Security Instrument and Other Loan Documents - Page 2
                                           Roberts Properties Residential, L.P.

         the recordation of this Amendment, including, without limitation, fees and expenses of Lender's counsel, title insurance premiums, and recording fees;

                  (c) Lender shall have received evidence of the due authorization by Borrower and Guarantor, as applicable, of the execution and delivery of this Amendment and the Allonge and the consummation of the transactions contemplated herein and therein; and

                  (d) Lender receives such additional reports, certificates, opinions, and other items that Lender might reasonably request.

         4. Representations and Warranties. As a material inducement to Lender to extend the Maturity Date of the Loan as aforesaid, each of Borrower and Guarantor (each a "Borrower Party" and collectively "Borrower Parties") represents and warrants to Lender that:

                  (a) This Amendment and the Allonge constitute the valid and legally binding obligations of each Borrower Party enforceable in accordance with their respective terms and do not violate, conflict with, or constitute any default under any law or regulation binding on or applicable to any Borrower Party, any Borrower Party's organizational documents, or any mortgage, lease, credit, loan agreement, contract, or other instrument binding upon or affecting any Borrower Party;

                  (b) All representations and warranties of such Borrower Party contained in the Loan Documents are true and complete as of the date hereof, and each Borrower Party hereby makes and publishes such representations and warranties in their entirety;

                  (c) No Event of Default or event that, with the passage of time or the giving of notice (or both) would constitute an Event of Default, under the Loan Documents has occurred and is continuing as of the date hereof;

                  (d) No setoffs, defenses, claims, or counterclaims on the part of such Borrower Party to payment or performance of the obligations evidenced or created by the Loan Documents, as modified and supplemented pursuant to this Amendment and the Allonge, exists as of the date hereof.

                  Borrower Parties agree that the falsity or inaccuracy of any of the foregoing representations and warranties in any material respect shall constitute an Event of Default pursuant to the Loan Documents.

         5. No Novation. The execution and delivery of this Amendment and the Allonge shall not be interpreted or construed as, and in fact does not constitute, a novation, payment, or satisfaction of all or any portion of the Loan; rather, this Amendment and the Allonge are strictly amendatory in nature. The Loan shall continue to be secured by the Security Instrument, as herein amended, without change in nature, amount, or priority.


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       First Amendment to Security Instrument and Other Loan Documents - Page 3
                                           Roberts Properties Residential, L.P.

         6. Document Protocols. This Amendment is governed by the Document Protocols set forth in Article Eight of the Security Instrument, which Document Protocols are incorporated by reference into this Amendment as if fully set forth herein.


                  [Remainder of page intentionally left blank;
                      executions begin on following page]


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       First Amendment to Security Instrument and Other Loan Documents - Page 4
                                           Roberts Properties Residential, L.P.

         IN WITNESS WHEREOF, Borrower and Guarantor have executed this Amendment on the day and year first above written, with the intention that this Amendment take effect as an instrument under seal.


                                    Borrower:

                                    ROBERTS PROPERTIES RESIDENTIAL, L.P.,
                                    a Georgia limited partnership

                                    By: Roberts Realty Investors, Inc.,
                                        a Georgia corporation,
                                        its General Partner

                                        By: /s/ Charles R. Elliott
                                           ------------------------------------
                                        Name: Charles R. Elliott
                                              ---------------------------------
                                        Title: CFO
                                              ---------------------------------


                                                 [Affix corporate seal]


Signed, sealed, and delivered
in the presence of:

/s/ Adam Corder
--------------------------------
Unofficial Witness

/s/ Abigail M. Carmichael
--------------------------------
Notary Public
Commission expiry: June 17, 2005
                  --------------

    [Affix notarial seal]


                                    Guarantor:

                                    ROBERTS REALTY INVESTORS, INC.,
                                    a Georgia corporation

                                    By: /s/ Charles R.Elliott
                                       ----------------------------------------
                                    Name:  Charles R. Elliott
                                         --------------------------------------
                                    Title: CFO
                                          -------------------------------------

                                                 [affix corporate seal]


Signed, sealed, and delivered
in the presence of:

/s/ Adam Corder
--------------------------------
Unofficial Witness

/s/ Abigail M. Carmichael
--------------------------------
Notary Public
Commission expiry: June 17, 2005
                  --------------

    [Affix notarial seal]


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       First Amendment to Security Instrument and Other Loan Documents - Page 5
                                           Roberts Properties Residential, L.P.

         IN WITNESS WHEREOF, Lender has executed this Amendment on the day and year first above written, with the intention that this Amendment take effect as an instrument under seal.


                                    Lender:

                                    SOUTHTRUST BANK,
                                    an Alabama Banking corporation

                                    By: /s/ Clayton P. Allen             (L.S.)
                                       ---------------------------------
                                    Name: Clayton P. Allen
                                         --------------------------------------
                                    Title: Assistant Vice President
                                          -------------------------------------


Signed, sealed, and delivered
in the presence of:

/s/ Lori Whitfield
---------------------------------
Unofficial Witness

/s/ Diane Suzan Miller
---------------------------------
Notary Public
Commission expiry: March 11, 2005
                  ---------------

    [Affix notarial seal]


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       First Amendment to Security Instrument and Other Loan Documents - Page 6
                                           Roberts Properties Residential, L.P.

                           ALLONGE TO PROMISSORY NOTE


Re: Promissory Note dated June 28, 2001, payable by ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership ("BORROWER"), to order of SOUTHTRUST BANK, an Alabama banking corporation ("LENDER"), in the principal amount of $3,000,000.00 (the "NOTE")

                  Pursuant to Section 4(a)of that certain First Amendment to Security Instrument and Other Loan Documents of even date herewith among Borrower, Roberts Realty Investors, Inc., and Lender (the "AMENDMENT"), Borrower hereby executes this Allonge for the purpose of amending the above-referenced Note in the following respect:

                           The date "July 10, 2002" contained in Section 1(a)
                  of the Note is hereby deleted in its entirety and replaced with "July 10, 2003" in lieu thereof such that the Maturity Date as defined in said Section 1(a) is extended to July 10, 2003.

                  Except as herein amended, the Note shall remain in full force and effect. The terms and conditions of the Amendment are hereby incorporated by reference into this Allonge in their entirety. This Allonge shall be attached to and constitute a part of the Note.

                  IN WITNESS WHEREOF, Borrower has caused its duly authorized representative to execute this Allonge under seal as of the 25th day of June, 2002.


                                    ROBERTS PROPERTIES RESIDENTIAL,
                                    L.P., a Georgia limited partnership

                                    By: Roberts Realty Investors, Inc.,
                                        a Georgia corporation,
                                        its General Partner

                                        By: /s/ Charles R. Elliott       (L.S.)
                                           -----------------------------
                                        Name: Charles R. Elliott
                                             ----------------------------------
                                        Title: CFO
                                              ---------------------------------

                                                [affix corporate seal]



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                                 Allonge to Promissory Note dated June 28, 2001
                                           Roberts Properties Residential, L.P.